Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 11, 2022.

The Carlyle Group Inc.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings II GP L.L.C.
By: The Carlyle Group Inc., its sole member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings II L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

CG Subsidiary Holdings L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group Cayman Investment Holdings, L.P.
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group Cayman Investment Holdings Sub L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group VI Cayman, L.L.C.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC Group VI Cayman, L.P.
By:	TC Group VI Cayman, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Partners VI Cayman Holdings, L.P.
By: TC Group VI Cayman, L.P., its general partner
By:	TC Group VI Cayman, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP IV Managing GP Holdings, Ltd.

By:	/s/ Anat Holtzman
Name:	Anat Holtzman
Title:	Manager

CEP IV Managing GP, L.P.
By: CEP IV Managing GP Holdings, Ltd., its general partner

By:	/s/ Anat Holtzman
Name:	Anat Holtzman
Title:	Manager

Carlyle Europe Partners IV, L.P.
By: CEP IV Managing GP, L.P., its general partner
By: CEP IV Managing GP Holdings, Ltd., its general partner

By:	/s/ Anat Holtzman
Name:	Anat Holtzman

CEP IV Participations, S.à r.l. SICAR
Represented by Andrew Howlett-Bolton, and William Cagney, as Managers

By:	/s/ Andrew Howlett-Bolton
Name:	Andrew Howlett-Bolton

By:	/s/ William Cagney
Name:	William Cagney

CAP IV, L.L.C.

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

CAP IV General Partner, L.P.
By: CAP IV, L.L.C., its general partner

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

Carlyle Asia Partners IV, L.P.
By: CAP IV General Partner, L.P., its general partner
By: CAP IV, L.L.C., its general partner

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Authorized Person

Gamma Holding Company Limited

By:	/s/ Norma Kuntz
Name:	Norma Kuntz
Title:	Director